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                                                                   EXHIBIT 10.23

                              LOCKHEED CORPORATION
                      1986 EMPLOYEE STOCK PURCHASE PROGRAM


A.       PREAMBLE

         The Lockheed Corporation (the "Company") 1986 Employee Stock Purchase Program (the "Program") is comprised of two separate stock option plans (collectively referred to as the "Plans"). The first of the Plans is called the Incentive Stock Option Plan (the "Incentive Plan") and is intended to be used exclusively for the grant of options qualifying under Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"). The second Plan is called the Nonstatutory Stock Option Plan (the "Nonstatutory Plan") and is intended to be used exclusively for the grant of nonstatutory options, either with or without stock appreciation rights. Both the Incentive Plan and the Nonstatutory Plan, in addition to being subject to the requirements contained within the respective Plans, are subject to the General Program Requirements specified herein and these requirements are hereby expressly made a part and incorporated into the terms of each of the Plans.

B.       GENERAL PROGRAM REQUIREMENTS

         1. PURPOSE. The purpose of the Program is to strengthen the Company and its subsidiaries by providing an additional means of retaining and attracting competent management personnel and by providing to participating officers and other key employees an added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company.

         2. ADMINISTRATION. The Program shall be administered by the Management Development and Compensation Committee of the Board of Directors of the Company (the "Committee"), which Committee shall consist of three or more members of the Board of Directors who are not eligible to receive options or stock appreciation rights under the Program and who have not been eligible, at any time within one year prior to appointment to the Committee, for selection as a person to whom stock may be allocated or to whom options or stock appreciation rights may be granted pursuant to the Program or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock appreciation rights or stock options of the Company or any of its affiliates.

         Subject to the express provisions of the Program and each of the Plans, the Committee shall have authority to construe and interpret the Program, and to define the terms used herein, to prescribe, amend and rescind rules and regulations relating to the administration of the Program, to determine the duration and purpose of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Program, and to make all other determinations necessary or advisable for the administration of the Program. The determinations of the Committee on the matters referred to in this Section shall be conclusive. Any action of the Committee with respect to the administration of the Program shall be taken pursuant to a majority vote, or to the written consent of a majority of its members.

         No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Program or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred by any member in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with the member's actions in administering this Program or authorizing or denying authorization to any transaction hereunder.

         3. PARTICIPATION. Subject to the express provisions of the Program, the Committee shall determine the officers and other key employees of the Company and its subsidiaries to whom options (including options with stock appreciation rights) shall be granted, the terms and provisions of the respective option agreements (which need not be identical), the time or times at which such options and stock appreciation rights shall be granted, and the number of shares subject to each option and, where applicable, companion stock appreciation rights. An individual who has been granted an option



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may, if he or she is otherwise eligible, be granted an additional option or options and, where applicable, companion stock appreciation right or rights, or stock appreciation rights on an option or options previously granted without companion stock appreciation rights, if the Committee shall so determine. Members of the Committee shall not be eligible, while members of the Committee, to receive the grant of options or stock appreciation rights under the Program.

         The determinations of the Committee with respect to the granting of all options and stock appreciation rights shall be presented to the Board of Directors and grants shall not be made except upon the approval of such recommendations by the Board of Directors.

         4. STOCK SUBJECT TO PROGRAM. Subject to adjustment as provided in Section B6 hereof, the stock to be offered under the Program shall be shares of the Company's authorized but unissued Common Stock, $1 par value (hereinafter called "Common Stock"), and the aggregate amount of stock to be delivered upon exercise of all options and stock appreciation rights granted under the Program shall not exceed 2,750,000 of such shares. If any option granted pursuant to the Program shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for the purposes of the Program. For purposes of determining the number of shares to charge against the maximum limitation set forth above, the exercise of a stock appreciation right shall be treated as the exercise of the portion of the companion option which is surrendered in connection with exercise of the stock appreciation right.

         5. NONTRANSFERABILITY. An option or stock appreciation right granted under the Program shall, by its terms, be nontransferable by the option holder other than by will or by the laws of descent and distribution, and shall be exercisable during his or her lifetime only by him or her.

         6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split-up or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in the outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option. Corresponding adjustments shall be made with respect to stock appreciation rights.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Common Stock are changed into or exchanged for shares or securities of another corporation, or upon a sale of substantially all the property or stock of the Company to another corporation, and in which such other corporation (or an affiliate), if applicable, does not assume the options (with stock appreciation rights, if any) granted under the Program or substitute comparable options and rights therefor, the options (and, where applicable, companion stock appreciation rights) theretofore granted hereunder to a person who at the time of such event is an employee of the Company or one of its subsidiaries shall, subject to the approval of the majority of the disinterested directors holding office at the time of such event, become exercisable to the full extent theretofore not exercised, but in no event after the option period specified in each individual option agreement.

         Adjustments under this Section shall be made by the Board of Directors of the Company, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Program or any such adjustment. If for any reason any person becomes entitled to any interest in a fractional share, a cash payment shall be made of an equivalent value for such interest.

         7. ACCELERATION UPON CHANGE IN CONTROL. Notwithstanding any other provision of the Program, if the Board of Directors determines that a Change in Control has occurred or is about to occur, the options (and where applicable companion stock appreciation rights) theretofore granted hereunder to a person who at the time of the Change in Control





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is an employee of the Company or one of its subsidiaries shall become exercisable to the full extent theretofore not exercised, but in no event after the option period specified in each individual option agreement.

         For purposes of this Section B.7 only, a Change in Control of the Company shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (A) or (C) of this Subsection) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         8. AMENDMENTS AND TERMINATION. The Board of Directors of the Company may at any time suspend, amend or terminate the Program or any part thereof and may, with the consent of an option holder, make such modifications of the terms and conditions of his or her options and, where applicable, companion stock appreciation rights, as it shall deem advisable; provided that except as permitted under the provisions of Section B6 of the Program, no amendment or modification may be adopted without further approval of the shareholders of the Company which would

                 (a) increase the maximum number of shares issuable under the Program;

                 (b)      decrease the minimum option price;

                 (c) increase the maximum term of options or stock appreciation rights provided for herein;

                 (d) increase the payment to be made upon exercise of stock appreciation rights; or

                 (e) permit the granting of options or stock appreciation rights to anyone other than an officer or other key employee of the Company or of a subsidiary.

         Unless the Program shall be terminated by the Board of Directors, the Program shall terminate on March 3, 1996. No option or stock appreciation right may be granted during any suspension or after such termination. The amendment, suspension or termination of the Program shall not, without the consent of the option holder, alter or impair any rights or obligations under any option or stock appreciation right theretofore granted under the Program or the respective Plan.

         9. PRIVILEGES OF STOCK OWNERSHIP. The holder of an option or stock appreciation right shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued and delivered to him or her. Upon the exercise of an option or stock appreciation right, the option holder, if so requested by the Committee, in its discretion, shall represent to the Company that the shares purchased or issued are being acquired for investment and not with a view to the distribution thereof, and no shares shall be purchased or issued upon the exercise of any option or stock appreciation right unless and until, in the opinion of counsel for the Company, any then applicable requirements of the Securities and Exchange Commission or other regulatory agencies having jurisdiction and of any exchanges upon which stock of the Company may be listed, shall have been fully complied with.





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         10.     SUBSIDIARY.  The term "subsidiary" for the purpose of the
Program means a corporation the voting stock of which is 50% or more owned directly or indirectly by the Company.

         11. TAX WITHHOLDING. The Company or a subsidiary shall make such provisions as it may deem appropriate for the withholding of taxes which the Company or subsidiary determines it is required to withhold in connection with the grant or exercise of options or stock appreciation rights under the Program.

         12.     TIME OF GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS.
The grant of an option or stock appreciation right pursuant to the Program shall take place only upon adoption by the Board of Directors of the Company of a resolution granting such option or stock appreciation right; provided, however, that if an appropriate resolution of the Board of Directors indicates that an option or stock appreciation right is to be granted as of and at some future date, the date of grant shall be such future date.

         13. EFFECTIVE DATE OF THE PROGRAM. The Program shall be effective upon approval by the holders of a majority of the Company's outstanding shares entitled to vote upon the proposal to approve the Program at the 1986 Annual Shareholders' Meeting or any adjournment thereof, or at any special meeting of shareholders called for that purpose.

C.       INCENTIVE STOCK OPTION PLAN

         1. GENERAL. The Incentive Plan is intended to grant options which qualify under Section 422A of the Code. Included within the Incentive Plan are the provisions specified herein as well as all of the General Program Requirements which are specifically incorporated herein by reference.

         2. INCENTIVE OPTION PRICE. The purchase price of stock covered by each option under the Incentive Plan shall be determined by the Committee but shall be not less than the fair market value of such stock, as determined by the Committee, on the date the option is granted. The purchase price of any shares purchased shall be paid in full at the time of each such purchase (a) in cash or (b) to the extent permitted by the Committee, in its sole discretion, by transfer to the Company of previously acquired shares of Common Stock of the Company (valued at the fair market value on the date of exercise) or a combination of cash and previously acquired shares.

         3. INCENTIVE OPTION PERIOD. Each option granted under the Incentive Plan and all rights or obligations thereunder shall be expressed to expire on such date as the Committee may determine, not later than 5 years from the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided.

         4. EXERCISE OF INCENTIVE OPTIONS. Each option granted under the Incentive Plan shall be exercisable, and the total number of shares subject thereto shall be purchasable, in installments, which need not be equal, to be specified in the option. The first installment shall not mature to make the shares thereof subject to purchase until at least one year after the date the option is granted. The holder of an option may exercise it in whole or in part and from time to time with respect to any installment after the maturity thereof; provided, however, that the Committee may in its discretion insert provisions in any option which cause the partial or complete expiration thereof in the event that installments or parts thereof are not exercised within specified time limitations.

         5. TERMINATION OF EMPLOYMENT. If the holder of an incentive option ceases to be employed by the Company or one of its subsidiaries for any reason other than his or her death or disability, or if the option holder is employed by a subsidiary which ceases to be a subsidiary, his or her option shall expire three months after the happening of such event, unless by its terms it sooner expires, and during such period after the happening of such event shall be exercisable only to the extent that the option holder was entitled to exercise such option on the date of the happening of such event; provided, however, that if an option holder's employment is terminated for cause of which the Committee shall be the sole judge, his or her option shall expire forthwith.

         6. DISABILITY OF EMPLOYEE. If the holder of an incentive option ceases to be employed by the Company or one of its subsidiaries because of his or her disability, his or her option shall expire one year after the happening of such





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event, unless by its terms it sooner expires, and during such period after the happening of such event shall be exercisable only to the extent that the option holder was entitled to exercise such option on the date of the happening of such event.

         7. DEATH OF EMPLOYEE. If a holder of an incentive option dies while he or she is employed by the Company or one of its subsidiaries, or within three months after the termination of such employment where such termination was not for cause or within one year after the termination of such employment where such termination was caused by his or her disability his or her option shall expire one year after the date of such death, unless by its terms it sooner expires, and during such period after such death such option may, to the extent that the option holder was entitled to exercise such option on the date of his or her death or on the date of termination of his or her employment, if such occurred first, be exercised by the person or persons to whom the option holder's rights under the option shall pass by his or her will or by the applicable laws of descent and distribution.

         8. LIMITATION ON GRANT. Notwithstanding any other provisions of this Incentive Plan, the aggregate fair market value, determined as of the time the option is granted, of the stock for which any employee may be granted incentive stock options in any calendar year, under all incentive stock option plans of his or her employer corporation and its parent and subsidiary corporations, shall not exceed $100,000 plus any unused limit carryover to such year. The unused limit carryover available to any employee in any calendar year shall be determined in accordance with the provisions of Section 422A of the Code.

         9. LIMITATION ON EXERCISE. Each incentive stock option granted pursuant to this Incentive Plan by its terms shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option which was granted before the granting of such option, to such individual to purchase stock in his or her corporation or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the employer corporation, or is a predecessor corporation of any of such corporations.

         10. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may not be granted in connection with any incentive stock option granted under the Incentive Plan.

D.       NONSTATUTORY STOCK OPTION PLAN

         1. GENERAL. The Nonstatutory Plan is intended to grant options, with or without stock appreciation rights, which do not qualify under Section 422A of the Code. Included within the Nonstatutory Plan are the provisions specified herein as well as all of the General Program Requirements which are specifically incorporated herein by reference.

         2. NONSTATUTORY OPTION PRICE. The purchase price of stock covered by each option granted under the Nonstatutory Plan shall be determined by the Committee but shall be not less than the fair market value of such stock, as determined by the Committee, on the date the option is granted. The purchase price of any shares purchased shall be paid in full at the time of each such purchase (a) in cash or (b) to the extent permitted by the Committee, in its sole discretion, by transfer to the Company of previously acquired shares of Common Stock of the Company (valued at the fair market value on the date of exercise) or a combination of cash and previously acquired shares.

         3. NONSTATUTORY OPTION PERIOD. Each option granted under the Nonstatutory Plan and all rights or obligations thereunder shall be expressed to expire on such date as the Committee may determine, not later than 10 years from the date on which the option is granted, and shall be subject to earlier termination as hereinafter provided.

         4. EXERCISE OF NONSTATUTORY OPTIONS. Each option granted under the Nonstatutory Plan shall be exercisable, and the total number of shares subject thereto shall be purchasable, in installments, which need not be equal, to be specified in the option. Except as otherwise determined by the Committee, the first installment shall not mature to make the shares thereof subject to purchase until at least one year after the date the option is granted. The holder of an option may exercise it in whole or in part and from time to time with respect to any installment after the maturity thereof; provided, however, that the Committee may in its discretion insert provisions in any option which cause the partial or





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complete expiration thereof in the event that installments or parts thereof are not exercised within specified time limitations.

         5. TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee, if a holder of a nonstatutory option ceases to be employed by the Company or one of its subsidiaries for any reason other than death, disability or retirement under the Lockheed Salaried Employee Retirement Plan (or any plan in substitution thereof), or if the option holder is employed by a subsidiary which ceases to be a subsidiary, his or her option (and companion stock appreciation rights, if any) shall expire one year after the happening of such event, unless by its terms it sooner expires, and during such period after the happening of such event shall be exercisable only to the extent that the option holder was entitled to exercise such option on the date of the happening of such event; provided, however, that if an option holder's employment is terminated for cause, of which the Committee shall be the sole judge, his or her option (and companion stock appreciation right, if any) shall expire forthwith.

         6. DEATH, DISABILITY OR RETIREMENT OF EMPLOYEE. If a holder of a nonstatutory option (i) dies while employed by the Company or one of its subsidiaries, or within one year after the termination of such employment where such termination was not for cause; (ii) becomes disabled while employed by the Company or one of its subsidiaries; or (iii) retires under the Lockheed Salaried Employee Retirement Plan (or any plan in substitution thereof), his or her option shall expire ten years from the date on which the option is granted, unless by its terms it sooner expires, and during such period after such death, disability or retirement, such option and, where applicable, stock appreciation right, shall be exercisable only to the extent that the option holder was entitled to exercise such option (and stock appreciation right, if any) on the date of his or her death, disability or retirement, or on the date of termination of his or her employment, if such occurred first. In the case of death, such option shall be exercisable by the person or persons to whom the option holder's rights under the option shall pass by his or her will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, any nonstatutory option granted in consideration of the cancellation of stock appreciation rights held by an employee shall be exercisable upon the maturation of the option and remain exercisable during the term thereof irrespective of the termination of employment of the employee as a result of his or her retirement.

         7. STOCK APPRECIATION RIGHTS. A stock appreciation right may be granted, in the discretion of the Board of Directors, in connection with any nonstatutory option granted under the Nonstatutory Plan, either at the time of grant of such option or at any time thereafter during the term of the option, subject to Section B7 of the Program. A stock appreciation right shall be related to a particular option ("companion option"), either an option previously granted or an option granted concurrently with the stock appreciation right, and shall extend to a specified number of shares (not in excess of 50%) subject to the companion option. The stock appreciation right shall entitle the holder (subject to the conditions and limitations set forth below), upon exercise of his or her option for a number of shares and surrender of a then exercisable portion of his or her option for up to an equivalent number of shares (subject to the maximum number of shares to which the stock appreciation right extends), to receive payment of an amount determined pursuant to subparagraph (b) of the following paragraph.

         Stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Program as the Committee may approve:

                 (a) A stock appreciation right shall be exercisable by the holder (or such other person entitled to exercise the stock appreciation right under Section D6 of the Program) only at such time or times, and to the extent, that the companion option shall have been exercised for at least an equivalent number of shares. The companion option must, at the time of exercise of the stock appreciation right and after reduction for the number of shares with respect to which such option is exercised, be then exercisable for a number of shares equal to or in excess of the number of shares with respect to which the stock appreciation right is exercised.

                 (b) Upon exercise of the stock appreciation right and surrender of an exercisable portion of the companion option, the holder shall be entitled to receive payment of an amount (subject to Section D7(c) below) determined by multiplying





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                          (i)     the difference obtained by subtracting the
                 option exercise price per share of Common Stock subject to the companion option from the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right, by

                          (ii) the number of shares with respect to which the stock appreciation right is exercised.

                 (c)      Payment of the amount determined under subparagraph
         (b) above generally shall be made in cash, provided, however, the Committee, in its sole discretion, may settle such stock appreciation right solely in shares of Common Stock (valued at fair market value on the date of exercise of the stock appreciation right), or partly in such shares and partly in cash, and provided further, however, that in any event cash shall be paid in lieu of fractional shares.

                 (d) A stock appreciation right shall in no event be exercisable unless and until six months have elapsed from the date of grant of such stock appreciation right.

                 (e) The Committee may, in its sole discretion, establish (at the time of grant) a maximum amount per share which will be payable upon exercise of a stock appreciation right expressed as a dollar amount or as a percentage or multiple of the option exercise price of the companion option.

                 (f) Notwithstanding any other provision of the Program, the Committee may impose such conditions on exercise of a stock appreciation right (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Securities Exchange Act of 1934.





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